ING SERIES FUND, INC.

ING Balanced Fund

ING Strategic Allocation Conservative Fund

Supplement dated February 20, 2008

To the Class A, Class B, Class C, Class I and Class O

Statement of Additional Information

dated September 28, 2007

On December 17, 2007, the Board of Directors of ING Series Fund, Inc. approved a proposal to delete non-fundamental investment restriction numbers 4, 6 and 9 for ING Balanced Fund and ING Strategic Allocation Conservative Fund

The following footnotes to the Investment, Investment Strategies and Risk table on page 7 of the Statement of Additional Information are deleted in their entirety and replaced as follows:

4.                                       Except for ING Balanced Fund and ING Strategic Allocation Conservative Fund, a Fund may only invest in such instruments for the purposes of hedging.

6.                                       Except for ING Balanced Fund and ING Strategic Allocation Conservative Fund, a Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index MidCap and ING Index Plus SmallCap Funds) of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody’s or, if unrated, considered by ING Investment Management Co., as applicable, to be of comparable quality).

9.                                       Except for ING Balanced Fund and ING Strategic Allocation Conservative Fund, for purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments, and except that ING Growth and Income Fund is not subject to this limitation with respect to the purchase or sale of put and call options on securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE